EXHIBIT 32.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report Genio Group, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shai Bar-Lavi, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 17, 2004

                                         /s/ Shai Bar-Lavi
                                         -------------------------------------
                                         Shai Bar-Lavi
                                         Chief Executive Officer and Principal
                                         Executive Officer